Exhibit 99.1

FROM AI TO INFRASTRUCTURE : EXPANDING THE EDGE DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT INVESTOR PRESENTATION FEBRUARY 2026

SAFE HARBOR STATEMENT This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements” . Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and future results of operations, business strategy and plans and objectives of management for future operations . This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . While we believe these industry publications and third - party research, surveys and studies are reliable, we have not independently verified such data . The industries in which we operate are subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us including statements regarding projected revenue and margins, new product developmentas , potential increases in our customer base and deployments, possible mergers and acquisitions activity, and our plans to expand into new markets, countries and categories . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The Unit Economics presented herein are solely for informational purposes and are based on a number of assumptions . Such assumptions are subject to a wide variety of risks and uncertainties that could cause actual results to differ materially from those presented . As a result, investors should not place undue reliance on such Unit Economics . Nasdaq: DUOT | 2 © 2026 - ALL RIGHTS RESERVED |

Nasdaq: DUOT | duostech



EXECUTIVE SUMMARY

- **Duos Edge AI, Inc.** (a subsidiary of Duos Technologies Group, Inc.) develops, owns, and operates multiple Edge Data Center (EDC)s that provide edge co-location services
- Outgrowth from extensive Edge Computing experience with the Railcar Inspection Portals
- Initial rollout was for 4.5MW; now beginning implementation for an additional 10MW+ to be installed in 2026
- Key changes since the previous plan is the business expansion from standard to AI processing, new partnerships including now pursuing GPU as a Service business and the addition of the Infrastructure Solutions business
- Modular EDC business and expansion strategies continues to set an expectation of steadily growing annual recurring revenue producing 70% gross margins with rapid revenue growth in the supporting infrastructure business.

Repeatable | Capital Efficient | Recurring Revenue Driven

Built to Scale Distributed AI Infrastructure

- Targeting 60MW national Edge Data Center capacity
- Modular, repeatable deployment model
- Expanding into GPU Hosting & GPU-as-a-Service
- Integrated Infrastructure Solutions (power, sourcing, fulfillment)
- Positioned for AI inference & edge compute growth

© 2026 - ALL RIGHTS RESERVED | 3

DUOS EDGE AI DATA CENTER 4 Nasdaq: DUOT | © 2026 - ALL RIGHTS RESERVED |

Nasdaq: DUOT | 5 © 2026 - ALL RIGHTS RESERVED | High - Density Edge AI Infrastructure Fast, Capital - Efficient, Enterprise - Grade ENTRYWAY FOR A MODULAR DATA CENTER ( Patent No.: US 12,404,690 B1 ) Independent, Third - Party AICPA standard, SOC 2 Type II audit report ( available upon request under NDA ) To help protect your privacy, PowerPoint has blocked automatic download of this picture. >>> D UOS E DGE AI D ATA C ENTER M ODULAR . S ECURE . O N - D EMAND DENSITY & PERFORMANCE • 15 Cabinets | 300+ kW per POD • High - Density AI - Ready Architecture • 12’ × 12’5” × 60’ Modular Footprint • Designed for AI Inference & Edge Compute SPEED & CAPITAL EFFICIENCY • 90 - Day Deployment Cycle • No Upfront Customer CAPEX • OPEX - Driven Revenue Model • Scalable, Repeatable Expansion RELIABILITY & SECURITY • N+1 Redundant Infrastructure • Dual Backup Generators • Redundant UPS & HVAC • 24/7 Monitoring & Secure Access • SOC 2 Type II • Patented Clean Room & Man Trap

Nasdaq: DUOT | duostech

Duos Edge AI 2026 (Strategic Plan)

- Focus on building out initial 15 EDCs with clients to achieve a baseline $4.5M - $7.5M ARR with base 300KW EDCs
- Fund and begin construction of High-Power (1MW+) EDCs and enter commercial arrangement for first unit to demonstrate concept.
- Enter commercial relationships with Hydra Host (including financing arrangements for hardware purchases) for Edge AI to provide GPU hosting services to their clients
- Secure key real estate locations for initial expansion into high-power EDCs. Several sites under consideration including up to 10MW location. Strategy includes co-location at key utility energy suppliers (e.g. Nextera) for space within key sites for siting of EDCs

Key Financial Metrics

Standard EDC

- Power up to 300KW
- All-in cost $1 - $1.2M
- Revenue $>350K/Annum
- 4.5MW capacity available
- ***Commercial Plan***
  1. *Inexpensive site locations (<$5K/year)*
  2. *Fill units with combination of anchor tenants and commercial customers including focus on Carriers*

Hi-Power EDC for AI Inferencing

- **Initial Power: 1–2.5MW**
- All in cost $6 - $14M
- Revenue $>2.5M/Annum
- Anticipated 20MW by end 2026
- ***Commercial Plan***
  1. Low-cost strategic locations
  2. Fill units within 90 to 180 days with strategic clients looking for inferencing AI capacity
  3. Expansion to GPU as a Service (GaaS) through partners (e.g. Hydra Host)

Funding Plan

- Standard EDC:
  - Initial units funded and purchased
  - $10M of cash remains for selective expansion (e.g. Georgia opportunity – 4 units)
  - Possible use for Hi-Power applications
- High Power EDC:
  - Initial units funded and ordered
  - May cluster 300KW units to create high power EDC
  - $50M of funding required to build out 20MW for 2026
- GPU as a Service:
  - Currently evaluating financial model with Hydra Host
  - **$50 M Annual Revenue Opportunity in GPUaas in partnership with HydraHost**
  - Expected 2.5-year MOIC and >30% IRR

Duos Edge AI (Expansion Strategy)

- **Key Vendor Relationships:** Sign partnership or other strategic relationship with key Data Center companies that can rapidly expand Duos' offerings beyond current "CPU" focused Edge data to include "GPU as a Service", EDC expansion to Edge AI for high-power (2-10 MW) GPU hosting. (Dell/Hydra Host, NScale).
- **Merger/Acquisition:** Merge or Acquire companies that can expand the offering platform to offer managed services, key supplier relationships, government contracts, supply chain control, key facilities. (TSSI)
- **Expanded Leadership:** Add key staff with a track record of successful data center ventures and rationalize operations teams among M&A targets to drive higher EBITA margins
- **Capital Raise:** To support M&A and working capital for significant revenue expansion. (3-year expectation - $250M

Up to 20 MW
EDCs by end 2026

>60MW
EDCs by 2028

$80 to $100 Millon
Expected ARRs (2027-2028)

Duos Edge AI Offerings

COLOCATION	SECURITY	RELIABILITY	SPEED TO MARKET
Cost-effective colocation services anywhere across the US	24/7 secure access | Two factor authentication Patented "clean room"	Dual back up generators | N+1 facilities | Redundant networks	Lower latency | Direct access to carrier hotels

© 2026 - ALL RIGHTS RESERVED | 6

PIPELINE FY 2026 Nasdaq: DUOT | 7 © 2026 - ALL RIGHTS RESERVED | Current Markets ▪ Ohio ▪ Texas ▪ Florida ▪ Georgia ▪ South Carolina ▪ North Carolina ▪ Illinois ▪ Kentucky ▪ Connecticut ▪ Montana ▪ Washington ▪ Amarillo, TX ▪ Victoria, TX ▪ Corpus Christi, TX ▪ Dumas, TX ▪ Waco, TX ▪ Hereford, TX ▪ Lubbock, TX ▪ Abilene, TX ▪ Pampa, TX ▪ Westchester, IL ▪ Jacksonville, FL Expansions

PARTNERS Nasdaq: DUOT | 8 © 2026 - ALL RIGHTS RESERVED | U.S. - Based Manufacturing Partners : Sourcing modular infrastructure and cooling systems from domestic vendors to ensure quality, speed of deployment, and compliance with "Made in USA" standards

Nasdaq: DUOT | 9 © 2026 - ALL RIGHTS RESERVED | >>> D ATA C ENTER I NFRASTRUCTURE S OLUTIONS ▪ Unlock revenue across the AI & data center value chain ▪ Converts infrastructure demand into near - term project revenue ▪ Expands TAM beyond owned EDCs to broader digital infrastructure ▪ Improves speed - to - market by compressing sourcing timelines and mitigating supply chain constraints ▪ Enhances margin profile through value - added procurement, integration, and fulfillment services ▪ Creates a scalable, capital - light revenue engine REVENUE REPLACEMENT & ACCELERATOR DUOS TECHNOLOGIES SOLUTIONS ▪ Provides manufacturer - agnostic sourcing and infrastructure solutions for data center and IT environments, improving speed and flexibility in deployments ▪ Helps customers overcome supply chain bottlenecks and reduce lead times for critical infrastructure components ▪ Delivers end - to - end logistics, vendor management, and fulfillment services from quote through post - delivery support ▪ Strengthens customer relationships by acting as an integrated infrastructure partner ▪ Enhances execution of Duos Edge AI deployments and supports third - party digital infrastructure projects at scale

MANUFACTURER PARTNERS Nasdaq: DUOT | 10 © 2026 - ALL RIGHTS RESERVED | U.S. - Based Manufacturing Partners : Sourcing modular infrastructure and cooling systems from domestic vendors to ensure quality, speed of deployment, and compliance with "Made in USA" standards

Nasdaq: DUOT | 11 © 2026 - ALL RIGHTS RESERVED | Expansions

FINANCIAL DATA Nasdaq: DUOT © 2026 - ALL RIGHTS RESERVED

Nasdaq: DUOT | duostech

2026 – 2028 Plan

3 Phase Implementation

EDC Power Conversion	2025	2026	2027	2028
Original Metric (# of PODS)	15	65	150	250
Raw Power Deployed (MW)	4.5	19.5	45	75
AI Compute Power	3	13	30	50

Phase 1 – 2025

Initial Funding — COMPLETE

- $45M Equity
- $30M Funded
  - Approximately 4.5 MW of capacity (equivalent to 15 EDC Units, Initial Power Capacity for next 1 – 2.5MW)
  - Build out of two specialized commercial teams

Notes:

- *15 Total standard units built (typically 300KW/Unit)*
- *10 Units deployed per the Tier 3 and 4 Market model*
- *5 Units being deployed for expansion to AI Inferencing Model support*
- *Additional power and cooling ordered and in production*

Phase 2 – 2026

Growth Funding IN PROCESS

- **$50M - $75M Equity and $15M Existing Cash/Cashflow**
  - Deploy 1 – 2.5MW High Power EDCs
  - Up to 20MW total by YE
  - Enter GPU as A Service business (Debt funded)

Notes:

- *Intent is to build and deploy the power equivalent of 50 additional EDCs (15MW) using CMPO proceeds and a combination of cashflow and debt funding to fill units in partnership with key companies e.g. HydraHost/Dell*

Phase 3 – 2027/28

Business Expansion

- **Build, deploy and fill a further 45 – 75 MW of EDCs**
- **Establish recognized expertise as top Edge Data Center supplier and operator**

Notes:

- *Objective is to build a recognized platform in key markets, secure significant contracts sufficient to support steady cashflow from operations.*
- *Attractive acquisition candidate.*

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Highlights • Recurring revenue with long - term contracts, often spanning 5 years with an option for renewal for another 5 years. • High potential for revenue growth through additional cross - connects, which are highly profitable with a 100% margin. • Strong gross margins of >70%. • Customers are high - credit entities, ensuring financial reliability. UNIT ECONOMICS BASE MODEL 14 © 2026 - ALL RIGHTS RESERVED | Nasdaq: DUOT | Unit Economics for a 15-Cabinet EDC over 10 Years $ in millions Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 1010 Year Total Total Revenue 0.36$ 0.39$ 0.39$ 0.40$ 0.41$ 0.42$ 0.43$ 0.44$ 0.44$ 0.45$ 4.13$ Total Pod Operating Expenses 0.09$ 0.10$ 0.10$ 0.11$ 0.11$ 0.11$ 0.11$ 0.11$ 0.12$ 0.12$ 1.09$ Gross Margin 0.26$ 0.29$ 0.29$ 0.30$ 0.30$ 0.31$ 0.31$ 0.32$ 0.33$ 0.33$ 3.04$ Gross Margin % 74% 74% 74% 74% 74% 74% 74% 74% 74% 74% 74% Capex Investment 1.41$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 1.41$ Net Free Cash Flow (1.15)$ 0.29$ 0.29$ 0.30$ 0.30$ 0.31$ 0.31$ 0.32$ 0.33$ 0.33$ 1.64$ Investment Metrics Assumptions Payback Period 4.9 Years - Assumes 100% utilization of the 15 cabinets for 10 years IRR 22% - Assumes 2 cross-connects per cabinet 10-year ROI 216% - Assumes 2% annual inflation ( ) ( )

Highlights • Increased upside potential over original model as use of power increases • Opportunity to cluster EDC inventory to serve higher power requirements • Maintaining strong gross margins of original EDC model (>70%) • Opportunity to drive business by entering GPU as a Service (see Model) UNIT ECONOMICS HI - POWER MODEL 15 © 2026 - ALL RIGHTS RESERVED | Nasdaq: DUOT | Unit Economics for each 1MW of EDC Power Deployed over 10 Years 10 Year Total Year 10 Year 9 Year 8 Year 7 Year 6 Year 5 Year 4 Year 3 Year 2 Year 1 $ in millions Co - location $ 22.78 $ 2.50 $ 2.50 $ 2.46 $ 2.39 $ 2.32 $ 2.25 $ 2.19 $ 2.12 $ 2.06 $ 2.00 Expected Revenue $ 5.87 $ 0.68 $ 0.66 $ 0.64 $ 0.61 $ 0.59 $ 0.57 $ 0.55 $ 0.54 $ 0.52 $ 0.50 Operating Expenses $ 16.92 $ 1.82 $ 1.84 $ 1.82 $ 1.77 $ 1.72 $ 1.68 $ 1.63 $ 1.59 $ 1.54 $ 1.50 Gross Margin 74% 73% 74% 74% 74% 74% 75% 75% 75% 75% 75% GM% $ (6.00) $ - $ - $ - $ - $ - $ - $ - $ - $ - $ (6.00) CAPEX Investment $ 10.92 $ 1.82 $ 1.84 $ 1.82 $ 1.77 $ 1.72 $ 1.68 $ 1.63 $ 1.59 $ 1.54 $ (4.50) Net Free Cashflow $ 10.92 $ 9.10 $ 7.26 $ 5.44 $ 3.66 $ 1.94 $ 0.26 $ (1.37) $ (2.96) $ (4.50) Cumulative FCF Assumptions Investment Metrics Average utilization over the term 91.1% <5 Years Payback Period Utilization growth each year 3.0% 24% IRR Operating Expense inflation 3.5% 282% 10 - Year ROI

UNIT ECONOMICS GPUAAS MODEL 16 © 2026 - ALL RIGHTS RESERVED | Nasdaq: DUOT | Highlights • 3 - Year Project but possibility to extend for another 2 - 4 years • Opportunity to fill existing and new EDCs with high value AI processing • Duos becomes a recognized player in the AI Inferencing market • Opportunity to drive business by expanding GPU as a Service $ in millions 2026 2027 2028 2029 2030 5 Year Total Power (MW) 4.3 4.3 4.3 4.3 - Expected Revenue 44.4$ 52.7$ 52.7$ 26.4$ -$ 176.1$ Operating Expenses 5.3$ 10.6$ 10.6$ 5.3$ -$ 31.9$ EBITDA 39.0$ 42.1$ 42.1$ 21.0$ -$ 144.2$ 88% 80% 80% 80% 82% CAPEX Investment (125.9)$ -$ -$ -$ 56.4$ (69.4)$ Debt 92.7$ -$ -$ 92.7$ Debt Service (30.2)$ (36.6)$ (32.9)$ (10.1)$ (109.8)$ Levered Free Cashflow (24.4)$ 5.5$ 9.2$ 11.0$ 56.4$ 57.6$ Cumulative FCF (24.4)$ (19.0)$ (9.8)$ 1.2$ 57.6$ IRR 32% MOIC 208% Payback <36 Months Investment Metrics Unit Economics GPUaas Model

MANAGEMENT TEAM FINANCIAL DATA Duos Technologies Group, Inc. Nasdaq: DUOT © 2026 - ALL RIGHTS RESERVED

Nasdaq: DUOT | duostech

BOARD OF DIRECTORS

duostech

Board Composition & Committees

Total Board Members:
5 (4 independent)

Audit Committee:
Ned Mavrommatis (Chair)
James Craig Nixon
Frank A. Lonegro

Compensation Committee:
James Craig Nixon (Chair)
Ned Mavrommatis
Frank A. Lonegro

Corporate Governance and Nominating Committee:
Ned Mavrommatis (Chair)
James Craig Nixon
Frank A. Lonegro



James Craig Nixon
Chairman of the Board

- Joined Board July 2021, Chairman April 2026
- 29-year U.S. Army veteran; commanded 75th Ranger Regiment; JSOC operations director
- Decorated with Distinguished Service Medal, Silver Star, 3× Bronze Stars, Purple Heart
- CEO of ACADEMI; led Constellis Group to $1B+ revenue and 5× EBITDA growth
- Co-founder, McChrystal Group; CEO of Nixon Six Solutions advisory firm
- Auburn University grad; inductions: Ranger Hall of Fame, AUM Top 50 Alumni



Charles (Chuck) Ferry
Director

- CEO Sept 2020 – March 2026; Director since Nov 2020
- 35+ years of military & private-sector leadership
- CEO & COO of APR Energy; VP/GM at ARMA (General Dynamics);
- Director at Lockheed Martin
- Served in Somalia ("Black Hawk Down"), Afghanistan, Iraq; multiple combat awards
- Undergraduate degree from Brigham Young University



Frank A. Lonegro
Independent Director

- Joined Board July 2023
- 30-year leadership career in finance, law, technology & operations
- Currently CEO & President at Landstar Systems (NASDAQ: LSTR)
- Former CFO at CSX (2015–2019) & Beacon Roofing Supply (2020–2024)
- Led major rail safety initiatives, including Positive Train Control at CSX



Ned Mavrommatis
Independent Director

- CFO experience includes Halo Collar (since 2022) and PowerFleet Inc. (NASDAQ: PWFL) 2019–2022, and I.D. Systems, Inc. (NASDAQ: IDSY) from 1999–2019
- Brings over 20 years of experience as a public company finance executive
- CPA with an MBA in Finance (NYU Stern) and BS in Accounting (Baruch College)
- Brings deep audit, financial reporting, and industry expertise to Duos



Brian James
Independent Director

- Proven Entrepreneurial Leader -20+ years in fiber, data centers & edge infrastructure
- Trusted Partner to Global Tech Leaders - Built startups into multimillion-dollar enterprises
- Track Record of Growth – Partnered with hyperscale & "Magnificent 7" tech leaders
- Strategic Board Experience – Board roles at EdgePresence, Hylan Electric & broadband firms

© 2026 - ALL RIGHTS RESERVED | 18

19 © 2026 - ALL RIGHTS RESERVED | Doug Recker Duos Technologies Group, Inc. CEO duos tech Leah Brown Chief Financial Officer ▪ MBA (Accounting & Finance), University of North Florida; 30+ years of financial leadership experience ▪ Extensive public company expertise including SEC reporting, SOX compliance, and regulatory oversight ▪ Proven capital markets leader with experience in debt and equity financing strategy ▪ Drives disciplined capital allocation and cash flow management aligned to growth objectives ▪ Deep operational finance background spanning project accounting, budgeting, and margin optimization ▪ Proven Infrastructure Builder ▪ 30+ years of delivering multi - access Edge Data Center (“EDC”) and colocation services ▪ Founder of Colo5 (acquired by Cologix ) ▪ Founder of Edge Presence (acquired by Ubiquity) ▪ 150+ site pipeline development experience ▪ Deep hyperscaler, carrier, and infrastructure relationships ▪ Track record of scaling and exiting data center platforms Nasdaq: DUOT | MANAGEMENT TEAM Adrian Goldfarb Strategic Advisor 45+ years of experience in commercial, operational, and financial positions in technology companies including over 18 years as CFO of public companies. Kristen Sanderson Senior Vice President Seasoned sales leader who drive strategic business development and infrastructure solutions with 20+ years of enterprise sales and data center industry Fei Kwong VP, IR & Corp. COMM More than two decades of experience communicating corporate strategy and market positioning to institutional and retail audiences Mike Reilly VP, HR Extensive experience in building high - performance teams and operational infrastructure to support rapid organizational growth in technology and infrastructure sectors

22 © 2026 - ALL RIGHTS RESERVED | CAPITAL STRUCTURE As of 2/13/26 All share counts represent "Common Stock or Equivalents" 18,491,796 Common Stock 2,384,398 Restricted Common Stock 375,276 Warrants 325,003 Options 333,000 Series D Convertible Preferred 4,789,273 Series E Convertible Preferred 26,698,746 Total Share Count Fully Diluted $187.7M Market Capitalization (February 13, 2026) Nasdaq: DUOT |

THANK YOU DUOS TECHNOLOGIES GROUP, INC. Corporate FEI KWONG | VP of IR & Corp. Communications 904.652.1625 | fk@duostech.com Investor Relations DUOT@duostech.com Nasdaq: DUOT © 2026 - ALL RIGHTS RESERVED